UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 8, 2023

Commission File Number: 0-24260

AMEDISYS, INC.
(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)
3854 American Way, Suite A, Baton Rouge, LA 70816
(Address of principal executive offices, including zip code)
(225) 292-2031 or (800) 467-2662
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMED	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07     Submission of Matters to a Vote of Security Holders.

Amedisys, Inc. (the “Company”) held its annual meeting of stockholders on Thursday, June 8, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals. A brief description of and tabulation of votes for each proposal are set forth below.
Proposal 1. The Company’s stockholders elected the following nine directors for a term of one year. There were 1,039,290 broker non-votes with respect to the proposal.

Nominee	For	Withheld
Richard M. Ashworth	28,843,954	291,449
Vickie L. Capps	28,530,632	604,771
Molly J. Coye, MD	27,497,790	1,637,613
Julie D. Klapstein	27,400,427	1,734,976
Teresa L. Kline	28,350,393	785,010
Paul B. Kusserow	28,352,829	782,574
Bruce D. Perkins	28,767,548	367,855
Jeffrey A. Rideout, MD	28,534,512	600,891
Ivanetta Davis Samuels	28,585,947	549,456

Proposal 2. The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023. There were no broker non-votes with respect to the proposal.

For	Against	Abstain
29,134,996	1,030,677	9,020

Proposal 3. The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers. There were 1,039,290 broker non-votes with respect to the proposal.

For	Against	Abstain
25,585,302	3,529,623	20,478

Proposal 4. The Company's stockholders expressed their preference to conduct future advisory votes on executive compensation every year. Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement for the Annual Meeting and the vote of the stockholders at the Annual Meeting, the Board of Directors has determined to include an advisory stockholder vote on executive compensation in the Company's proxy materials every year. This policy will remain in effect until the next stockholder vote on the frequency of stockholder votes on executive compensation. There were 1,039,290 broker non-votes with respect to the proposal.

One Year	Two Years	Three Years	Abstain
28,501,033	6,372	617,416	10,582

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ Richard Ashworth
Richard Ashworth
President and Chief Executive Officer

DATE: June 13, 2023